Exhibit 21.1
SUBSIDIARIES OF WYNN RESORTS, LIMITED

Asia Development, LLC
Chamber Associates, LLC
Development Associates, LLC
Las Vegas Jet, LLC
Las Vegas Jet Hangar, LLC
Massachusetts Property, LLC (a Massachusetts company)
3 Bow Street, LLC (a Massachusetts company)
41 Bow Street, LLC (a Massachusetts company)
49 Bow Street, LLC (a Massachusetts company)
51 Bow Street, LLC (a Massachusetts company)
55 Bow Street, LLC (a Massachusetts company)
57 Bow Street, LLC (a Massachusetts company)
61 Bow Street, LLC (a Massachusetts company)
63 Bow Street, LLC (a Massachusetts company)
80 Bow Street, LLC (a Massachusetts company)
82 Bow Street, LLC (a Massachusetts company)
98 Bow Street, LLC (a Massachusetts company)
103 Broadway, LLC (a Massachusetts company)
127 Broadway, LLC (a Massachusetts company)
10 Gardner Street, LLC (a Massachusetts company)
8 Lynde Street, LLC (a Massachusetts company)
10 Lynde Street, LLC (a Massachusetts company)
12 Lynde Street, LLC (a Massachusetts company)
18 Lynde Street, LLC (a Massachusetts company)
28 Lynde Street, LLC (a Massachusetts company)
32 Lynde Street, LLC (a Massachusetts company)
15 Mystic Street, LLC (a Massachusetts company)
40 Mystic Street, LLC (a Massachusetts company)
6 Scott Place, LLC (a Massachusetts company)
7 Scott Place, LLC (a Massachusetts company)
10 Scott Place, LLC (a Massachusetts company)
12 Scott Place, LLC (a Massachusetts company)
5 Thorndike Street, LLC (a Massachusetts company)
7 Thorndike Street, LLC (a Massachusetts company)
11 Thorndike Street, LLC (a Massachusetts company)
21 Thorndike Street, LLC (a Massachusetts company)
68 Tremont Street, LLC (a Massachusetts company)
East Broadway, LLC (a Massachusetts company)
EBH Broadway, LLC (a Massachusetts company)
Everett Broadway, LLC (a Massachusetts company)
Nevada Realty Associates, LLC
Rambas Marketing Co., LLC
Wynn Indonesia Marketing, LLC
Wynn International Marketing, Ltd. (an Isle of Man company)
WIML International Marketing (Portugal), Unipessoal Lda. (a Portugal company)
Toasty, LLC (a Delaware company)
Valvino Lamore, LLC
WA Insurance, LLC
WDD Massachusetts Purchasing, LLC
WestWynn, LLC
WLV Labs, LLC
World Travel G-IV, LLC
Worldwide Wynn, LLC
WSI Holdco, LLC
Wynn Aircraft, LLC

Wynn Aircraft II, LLC
Wynn Aircraft IV, LLC
Wynn Aircraft V, LLC
Wynn Design & Development, LLC
Wynn Energy, LLC
Wynn Gallery, LLC
Wynn Golf, LLC
Wynn Group ME, LLC
Wynn Resorts FZ-LLC (a United Arab Emirates company)
DCP AMI 3 FZ-LLC (a United Arab Emirates company and a 40% owned company)
Island 3 Infra Enterprises FZ-LLC (a United Arab Emirates company and a 40% owned company)
Island 3 AMI FZ-LLC (a United Arab Emirates company and a 40% owned company)
Island 3 Logistics FZ-LLC (a United Arab Emirates company)
South West Island 3 FZ-LLC (a United Arab Emirates company)
South East Island 3 FZ-LLC (a United Arab Emirates company)
North West Island 3 FZ-LLC (a United Arab Emirates company)
North East Island 3 FZ-LLC (a United Arab Emirates company)
Wynn Al Marjan Island FZ-LLC (a United Arab Emirates company)
Wynn AMI Services, L.L.C. (a United Arab Emirates company)
Wynn Design and Development FZ-LLC (a United Arab Emirates company)
Wynn Interactive, LLC
Wynn Interactive Holdings, LLC
Wynn MA Interactive, LLC
Wynn NV Interactive, LLC
WSI Investment, LLC
Wynn Interactive, LTD. (a Bermuda company)
Betbull Limited (a Malta company)
Sosyal Yazilim ve Danismanlik Hizmetleri A.S. (a Turkey company)
Betbull Games Limited (a Malta company)
Social Games Limited (a Malta company)
Wynn Social Sports Global
Wynn Social Sports US
Wynn Social Gaming, LLC
Wynn Investments, LLC
Wynn IOM Holdco I, Ltd. (an Isle of Man company)
Wynn IOM Holdco II, Ltd. (an Isle of Man company)
SH – Macau Hotel Limited (a Macau company)
SH Hoteleria Hong Kong Limited (a Hong Kong company)
Wynn Manpower, Limited (a Macau company)
Harthor Hospitality Services Limited (a Macau company)
Harthor Hospitality Services HK Limited (a Hong Kong company)
Lumini Hospitality Services Limited (a Macau company)
Lumini Hospitality Services HK Limited (a Hong Kong company)
SAC Hospitality Services Limited (a Macau company)
SAC Hospitality Services HK Limited (a Hong Kong company)
Palo Marketing Services Limited (a Macau company)
Palo Hong Kong Limited (a Hong Kong company)
Palo Manpower Hong Kong Limited (a Hong Kong company)
Lunimi Hospitality Services Limited (a Macau company)
Lunimi Hospitality Services HK Limited (a Hong Kong company)
Miluni Hospitality Services Limited (a Macau company)
Miluni Hospitality Services HK Limited (a Hong Kong company)
Minilu Hospitality Services Limited (a Macau Company)
Minilu Hospitality Services HK Limited (a Hong Kong company)
Wynn Macau Development Company, LLC
Wynn Nightlife, LLC
Wynn North Asia, LLC
Wynn Online Store, LLC
Wynn Resorts Development, LLC

Wynn Resorts Development (Japan) Godo Kaisha (a Japan Company)
Wynn Resorts Hotel Marketing & Sales (Asia), LLC
Wynn Resorts Holdings, LLC
Wynn Resorts Finance, LLC
Wynn America Group, LLC
Everett Property, LLC (a Massachusetts company)
Wynn MA, LLC
EBH Holdings, LLC
Wynn Las Vegas Holdings, LLC
Wynn Las Vegas, LLC
Kevyn, LLC
WLV Events, LLC
World Travel, LLC
Wynn Las Vegas Capital Corp.
Wynn Show Performers, LLC
Wynn Sunrise, LLC
Wynn Clinic, LLC
Wynn Group Asia, Inc.
WM Cayman Holdings Limited I (a Cayman Islands company)
Wynn NKH, LLC
Wynn Macau, Limited (a Cayman Islands company and a 72% owned company)
WML Corp. Ltd. (a Cayman Islands company)
WM Cayman Holdings Limited II (a Cayman Islands company)
Wynn Resorts International, Ltd. (an Isle of Man company)
Wynn Resorts (Macau) Holdings, Ltd. (an Isle of Man company)
Wynn Resorts (Macau) Ltd. (a Hong Kong company)
Wynn Resorts (Macau) S.A. (a Macau company)
Palo Real Estate Company Limited (a Macau company)
WML Finance I Limited (a Cayman Islands Company)
Sierra International Management and Services Limited (a Macau Company)
Wynn Resorts Capital Corp.
Wynn Retail, LLC
Wynn/CA JV, LLC (a 50.1% owned Company)
Wynn/CA Property Owner, LLC
Wynn Plaza, LLC
Wynn/CA Plaza JV, LLC (a 50.1% owned Company)
Wynn/CA Plaza Property Owner, LLC
Wynn Esplanade, LLC
Wynn/CA Esplanade JV, LLC (a 50.1% owned Company)
Wynn/CA Esplanade Property Owner, LLC
Wynn Vacations, LLC
Worldwide Wynn ME, LLC
Wynn ME Management, LLC
Wynn Al Marjan Management FZ-LLC (a United Arab Emirates Company)
Wynn NYC Investment, LLC (a Delaware Company)
Wynn MFC, LLC
Aspinall's Club Limited (a United Kingdom Company)
Wynn WTM Limited (a Cayman Islands Company)

All subsidiaries are formed in the State of Nevada and wholly owned unless otherwise specifically identified.